UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2009
Ready Mix, Inc.
(Exact name of registrant as specified in charter)
Nevada
(State or other jurisdiction of incorporation)

001-32440	86-0830443
(Commission File Number)	(IRS Employer Identification Number)

4602 East Thomas Road, Phoenix, AZ	85018
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (602) 957-2722
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     Ready Mix, Inc. (the “Company”) is furnishing under Item 7.01 of this Current Report the information included as Exhibit 99.1 to this Report. Exhibit 99.1 is the Company’s press release, herein incorporated by reference, dated June 17, 2009, announcing it has engaged a financial advisor to evaluate its strategic alternatives and advise the Company’s board of directors.
     The information included in this Report, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is attached hereto and furnished herewith:

Exhibit
Number	Exhibit Description

99.1	Press Release of Ready Mix, Inc., dated June 17, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ready Mix, Inc.
Date: June 18, 2009	By:	/s/ David D. Doty
David D. Doty
Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer